CONSOLIDATED STATEMENTS OF INCOME - USD ($) shares in Thousands, $ in Thousands	6 Months Ended
	Jun. 30, 2017	Jun. 30, 2016
Revenues:
Software licenses	$ 13,164	$ 13,539
Maintenance and services	14,180	12,433
Total revenues	27,344	25,972
Operating expenses:
Cost of software license	613	1,267
Cost of maintenance and services	3,912	3,112
Research and development	6,799	6,792
Selling and marketing	16,655	17,847
General and administrative	2,501	2,308
Impairment of acquisition-related intangible assets		2,132
Total operating expenses	30,480	33,458
Operating loss	(3,136)	(7,486)
Financial income (expenses), net	(58)	80
Loss before income taxes	(3,194)	(7,406)
Income tax benefit (taxes on income)	(1,472)	957
Net loss	$ (4,666)	$ (6,449)
Basic and diluted net loss per share	$ (0.28)	$ (0.39)
Weighted average number of shares used in computing basic net and diluted loss per share	16,951	16,671